UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) February 22, 2006
MASTR ASSET BACKED SECURITIES TRUST 2006-AB1 (Exact name of Issuing Entity as specified in its charter)
MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of Depositor as specified in its charter)
UBS REAL ESTATE SECURITIES INC. (Exact name of Sponsor as specified in its charter)
MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (Exact name of Registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	333-124678 (Commission File Number)	06-1204982 (IRS Employer ID Number)
1285 Avenue of the Americas New York, New York	10019
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 713-2000
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The financial statements of Financial Guaranty Insurance Company (“FGIC”) as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, are included in this Form 8-K.  The financial statements as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 have been audited by Ernst & Young LLP.  The consent of Ernst & Young LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to their being referred to as “Experts” in the Prospectus Supplement relating to the relating to the MASTR Asset Backed Securities Trust 2006-AB1, are attached hereto, as Exhibit 23.1.  The financial statements of FGIC as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 are attached hereto as Exhibit 99.1.

Item 9.01.

Financial Statements, Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

23.1

Consent of Independent Registered Public Accounting Firm

99.1

Financial statements of FGIC as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGE ASSET SECURITIZATION

TRANSACTIONS, INC.

By: _

/s/ Sameer Tikoo

Name:

Sameer Tikoo

Title:

Associate Director

By: _

/s/ Peter Slagowitz

Name:

Peter Slagowitz

Title:

Managing Director

Dated: February 22, 2006

EXHIBIT INDEX

Exhibit No.

Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Financial statements of FGIC as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.